UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 8, 2018

Simon Property Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14469	04-6268599
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

225 W. Washington Street

Indianapolis, IN 46204

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (317) 636-1600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07          Submission of Matters to a Vote of Security Holders

At the 2018 Annual Meeting of Stockholders held on May 8, 2018, the Company’s shareholders voted on the following business items which were set forth in the notice for the meeting:

Proposal 1 — Election of Directors: a proposal to elect eleven (13) directors each for a one-year term ending at the 2019 Annual Meeting of Shareholders, including three (3) persons elected as directors by the voting trustees who vote the Class B common stock. All of the nominees for director received the requisite votes to be elected;

Proposal 2 — Advisory Vote to Approve Executive Compensation:  a proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement received in excess of 96.0% of the votes cast;

Proposal 3 — Ratification of Independent Registered Public Accounting Firm: a proposal to ratify the Audit Committee’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2018.

Proposal 4 — Shareholder Proposal:  a proposal to restrict the Company from including any “change-in-control” payment in any future CEO employment agreement.

The vote tabulation for each proposal is as follows:

Proposal 1 — Election of Directors

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Glyn F. Aeppel	270,785,183	1,553,128	110,980	11,728,287
Larry C. Glasscock	270,622,123	1,713,669	113,499	11,728,287
Karen N. Horn, Ph.D.	261,568,691	10,235,379	645,221	11,728,287
Allan Hubbard	264,468,485	7,867,967	112,839	11,728,287
Reuben S. Leibowitz	261,253,087	11,083,618	112,586	11,728,287
Gary M. Rodkin	267,862,835	4,470,880	115,576	11,728,287
Stefan M. Selig	271,341,003	995,342	112,946	11,728,287
Daniel C. Smith, Ph.D.	269,856,041	2,478,352	114,898	11,728,287
J. Albert Smith, Jr.	257,384,973	14,948,172	116,146	11,728,287
Marta R. Stewart	271,347,246	992,170	109,875	11,728,287

The voting trustees who vote the Company’s Class B common stock voted all 8,000 outstanding Class B shares for the election of the following three (3) persons as directors:

David Simon

Herbert Simon

Richard S. Sokolov

Proposal 2 — Advisory Vote to Approve Executive Compensation

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

261,255,600	10,621,834	571,857	11,728,287

Proposal 3 — Ratification of Independent Registered Public Accounting Firm

FOR	AGAINST	ABSTAIN

279,146,735	4,885,446	145,397

Proposal 4 — Shareholder Proposal related to any future CEO employment agreement terms

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

12,182,000	259,733,146	534,145	11,728,287

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 8, 2018

SIMON PROPERTY GROUP, INC.

	By:	/s/ Steven E. Fivel
		Name:	Steven E. Fivel
		Title:	General Counsel and Secretary